Exhibit 99.1

LIVE CURRENT MEDIA INC.

FINANCIAL STATEMENTS OF ENTITY, INC.
(AUDITED)

ENTITY, INC.

FINANCIAL STATEMENTS

MAY 22, 2008

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  BALANCE SHEET

  STATEMENT OF OPERATIONS

  STATEMENT OF STOCKHOLDERS’ EQUITY

  STATEMENT OF CASH FLOWS

  NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Entity, Inc.

We have audited the accompanying balance sheet of Entity, Inc. as of May 22, 2008 and the related statements of operations, stockholders' equity and cash flows for the period from May 21, 2007 (date of inception) to May 22, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the company’s net loss and stockholders’ deficiency raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Entity, Inc. at May 22, 2008, and the results of its operations and its cash flows for the period from May 21, 2007 (date of inception) to May 22, 2008 in conformity with U.S. generally accepted accounting principles.

Vancouver, Canada, June 26, 2008	/s/ Ernst & Young Chartered Accountants

ENTITY, INC.
BALANCE SHEET
(Basis of Presentation – Note 1)

	(Expressed in U.S. dollars)

ASSETS		As at May 22, 2008
Current
Cash		$3,066
Total current assets		3,066

Property and equipment (Note 5)		7,663
Share subscription receivable		780
Total Assets		11,509

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current
Accounts payable and accrued liabilities		85,622
Loan payable (Note 7)		67,317
Total liablilites		152,939

STOCKHOLDERS' DEFICIENCY
Common stock (Note 6) (Note 8)
Authorized:	11,176,000 common shares, $0.0001 par value
Issued and outstanding:	8,621,621 common shares	862
Preferred stock issued (Note 8)
Authorized:	1,176,000 preferred shares, $0.0001 par value
Issued and outstanding:	None	-
		-
Additional paid in capital		154,192
Accumulated deficit		(296,484)
Total Stockholders' Deficiency		(141,430)
Total Liabilities and Stockholders' Deficiency		11,509

On Behalf of the Board:

/s/ Harjeet Taggar	/s/ Kulveer Taggar	/s/ Patrick Collison
Harjeet Taggar, Director	Kulveer Taggar, Director	Patrick Collison, Director

See accompanying notes to financial statements

ENTITY, INC.
STATEMENT OF OPERATIONS

(Expressed in U.S. dollars)

For the period May 21, 2007 (date of inception) to May 22, 2008

EXPENSES
Amortization and depreciation (note 5)	2,078
General and administrative	129,405
Loss on sales of equipment (note 5)	2,217
Interest expense (note 6 and 7)	6,178
Management fees and consulting	78,099
Software development expense	84,049
Total Expenses	302,026

Foreign exchange gain	342
Other income	5,200

NET LOSS AND COMPREHENSIVE LOSS FOR THE PERIOD	(296,484)

BASIC AND FULLY DILUTED LOSS PER SHARE	(0.03)

See accompanying notes to financial statements

ENTITY, INC.
  STATEMENT OF STOCKHOLDERS’ EQUITY

	Common Stock		Preferred Stock

	Number of Shares	Amount	Number of Shares	Amount	Additional Paid-in Captial	Accumulated Deficit	Total
Balance, May 21, 2007 (inception)

Issuance of Common Shares	7,804,285	780	-		-	-	780

Issuance of Preferred Shares	-	-	174,074	33,335	-	-	33,335

Conversion of Preferred Shares	174,074	17	(174,074)	(33,335)	33,318		0

Conversion of Convertible Promissory Notes	643,262	64			120,874		120,938

Total Comprehensive Loss	-	-	-	-	-	(296,484)	(296,484)
Balance, May 22, 2008	8,621,621	$862	-	-	154,192	(296,484)	$(141,430)

See accompanying notes to financial statements

ENTITY, INC.
  STATEMENT OF CASH FLOWS

(Expressed in U.S. dollars)
For the period May 21, 2007
(date of inception) to May 22, 2008

OPERATING ACTIVITIES
Net loss for the period	(296,484)
Non-cash items included in net loss:
Amortization and depreciation	2,078
Loss on displosal of equipment	2,217
Interest on convertible promissory notes	5,939
Changes in operation assets and liabilities:
Accounts payable and accrued liabilities	85,622
Cash used in operating activities	(200,628)

INVESTING ACTIVITIES
Purchase of property and equipment	(13,858)
Proceeds from sale of equipment	1,900
Cash used in investing activities	(11,958)

FINANCING ACTIVITIES
Proceeds from issuance of convertible promissory notes	115,000
Proceeds from issuance of common shares	33,335
Proceeds from loan payable	67,317

Cash from financing activites	215,652

Net increase in cash, being cash end of period	3,066

See accompanying notes to financial statements

Entity, Inc. Notes to Financial Statements May 22, 2008	(Expressed in U.S. dollars)

NOTE 1 – NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of business
Entity, Inc. was incorporated on May 21, 2007. These financial statements reflect the period May 22, 2007 to May 22, 2008. Entity, Inc owns and operates the auctomatic.com product - an online software service that allows businesses to manage the process of selling their inventory on the eBay marketplace. Auctomatic offers various modules including inventory management, photo organization, template creation and auction statistics.

Basis of presentation
The financial statements are presented in United States dollars and are prepared in accordance with accounting principles generally accepted in the United States.

Going concern
The Company’s inability to generate sufficient cash flows may result in it not being able to continue as a going concern.  The Company has incurred a significant loss of $296,484 as at May 22, 2008 and has not generated positive cash flow from operations. The ability of the Company to continue as a going concern is dependant upon its ability to obtain financing, achieving profitable operations or close the merger agreement with Communicate.com.  The company is likely to merge with Communicate.com at this time. The consolidated financial statements for the period ending May 22, 2008 do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company be unable to continue in business.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies used in preparation of these financial statements:

Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of, fair value measurement, related party transactions at the date of the financial statements and for the periods that the financial statements are prepared. Actual results could differ from these estimates.

Cash and cash equivalents
The company considers all highly liquid instruments, with original maturity dates of three months or less at the time of issuance, to be cash equivalents. As at the balance sheet date, the company had no cash equivalents.

Property & Equipment
These assets are stated at cost. Minor additions and improvements are charged to operations, and major additions are capitalized. Upon retirement, sale or other disposition, the cost and accumulated depreciation are eliminated from the accounts, and a gain or loss is included in operations.

Amortization for equipment is computed using declining balance method at the following annual rates:
Computer Equipment                                                                           30%

Income Taxes
The company accounts for income tax under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement 109, “Accounting for Income Taxes”, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on the recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is  subject to U.S. federal income tax. Based on the Company’s evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company’s evaluation was performed for the tax year ended May 22, 2008.

Entity, Inc. Notes to Financial Statements May 22, 2008	(Expressed in U.S. dollars)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loss per share
Basic losses per share are computed by dividing earnings for the period by the weighted average number of common shares outstanding for the period. Fully diluted losses per share reflects the potential dilution of securities by including other potential common stock, including convertible preferred shares, if any, in the weighted average number of common shares outstanding for a period and is not presented where the effect is anti-dilutive.

Recent Accounting Pronouncements
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". This Statement permits entities to choose to measure many financial assets, financial liabilities and certain other items at fair value, with the objective of improving financial reporting by mitigating volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex accounting provisions. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. SFAS No. 159 is effective for fiscal year beginning November 15, 2007 which for the Company would be May 23, 2008. The Company is currently assessing the impact of SFAS No, 159 on its financial position and results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measures". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice. The effective date of SFAS No. 157 has been deferred on February 12, 2008 to become effective for financial statements issued for fiscal years beginning after November 15, 2008, which for the Company would be the fiscal year beginning January 1, 2009. The Company is currently assessing the impact of SFAS No. 157 on its financial position and results of operations.

NOTE 3 – FINANCIAL INSTRUMENTS

Interest rate risk exposure
The Company has limited exposure to any fluctuation in interest rates.

Foreign exchange risk
The Company has limited exposure to any fluctuation in foreign exchange rates.

Concentration of credit risk
Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash. The Company limits its exposure to credit loss by placing its cash and cash equivalents on deposit with high credit quality financial institutions.  Management regularly monitors the financial condition of its customers to reduce the risk of loss.

Fair values of Financial Instruments
The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107. “Disclosures about Fair Value of Financial Instruments.” The Company has determined the estimated fair value amounts by using available market information and appropriate valuation methodologies. The fair value of financial instruments classified as current assets or liabilities, including cash, accounts payable and accrued liabilities, are approximately equal to their carrying value due to the short-term maturity of the instruments.

Entity, Inc. Notes to Financial Statements May 22, 2008	(Expressed in U.S. dollars)

NOTE 4 – MERGER AGREEMENT

On March 25, 2008, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Communicate.com Inc. and its wholly owned subsidiary, Communicate.com Delaware, Inc. (“Delaware”).

The Merger Agreement is anticipated to close on May 23, 2008 (the “Closing Date”).  In connection with the Merger Agreement, the stockholders of the Company shall receive in total (I) $2,000,000 cash minus certain assumed liabilities and (ii) such number of shares of common stock of Communicate.com Inc equal to $3,000,000 divided by the lower of (a) $3.00 per share or (b) the closing price of the Communicate.com Inc’s share on the Over the Counter Bulletin Board on the business day immediately preceding the Closing Date, provided that the denominator shall not be less than $2.50, in exchange for all the issued and outstanding shares of the Company.

The consideration is payable on the Closing Date as follows: (i) 34% of the common stock and (ii) $1,200,000.  The remaining 66% of the common stock shall be distributed in equal amounts on each of the first, second and third anniversary of the Closing Date. The remaining $800,000 of the total Cash Consideration shall be distributed on the first anniversary of the Closing Date.  All amounts of cash and common stock shall be distributed pro rata among the Company’s Stockholders. The distribution of the common stock payable on the first, second and third anniversary of the Closing Date to the Founders is subject to their continuing employment with the Communicate.com Inc or a subsidiary on each Distribution Date.

NOTE 5 – PROPERTY & EQUIPMENT

During the year the company purchased several computer related pieces of equipment.  The company also sold two servers that resulted in a loss on disposal. The original cost of these two servers was $4,843 with accumulated amortization of $726. The two servers were sold for a total of $1,900 resulting in a loss on disposal of $2,217.

	Cost	Accumulated Amortization	Net Book Value
	$	$	$
Computer Equipment	9,015	1,352	7,663

NOTE 6 – CONVERTIBLE PROMISSORY NOTE

On August 10, 2007, the Company entered into a $75,000 convertible promissory note at an interest rate of 8% simple interest.  Principle and interest are payable at either the maturity date of August 10, 2009 or immediately in change in control or circumstance of default.

On January 08, 2008, the Company entered into a $40,000 convertible promissory note at an interest rate of 8% simple interest.  Principle and interest are payable at either the maturity date of January 1, 2009 or immediately in change in control or circumstance of default.

On May 22, 2008, the Company converted the two Convertible Promissory Notes to Common Shares pursuant to the merger agreement (note 4).  Conversion of the promissory notes resulted in 643,262 common shares being issued. Calculation for the issuance of the shares was in accordance with the terms and conditions set out in each of the Convertible Promissory Note agreements.

Entity, Inc. Notes to Financial Statements May 22, 2008	(Expressed in U.S. dollars)

NOTE 7 – LOAN PAYABLE

On March 25, 2008, the Company signed a $67,093 demand promissory note with Communicate.com Inc, at an interest rate of 2.25% per annum prior to maturity and 8% per annum after maturity. This loan is repayable on demand on and after the later to occur of:
(i)        The termination date of the merger agreement (note 4) or,
(ii)       June 1, 2008.

Upon completion of the Merger Agreement this loan will be allocated against the purchase price as disclosed in Note 4.

NOTE 8 – COMMON STOCK

a) Authorized

The authorized capital of the Company consists of 11,176,100 common shares with a par value of $0.0001 per share, and 1,176,000 preferred shares with a par value of $0.0001 per share, of which 175,000 are designated as “Series AA Preferred Stock” and 1,001,000 are designated “Series A Preferred Stock”.

b) Issued

During August and September 2007 the Company issued 7,804,285 common shares in the amount of $780.

On September 29, 2007 the Company issued 174,074 of Series AA preferred shares for cash consideration of $33,335.

On May 22, 2008 as per the merger agreement the company converted the 174,074 Preferred Shares Series AA issued on September 29, 2007 to 174,074 Common Shares.

On May 22, 2008 as per the merger agreement (Note 4), the company converted the two outstanding Convertible Promissory Notes including interest to Common Shares.  Conversion of the promissory notes resulted in 643,262 common shares being issued with a value of $120,938. The determination of the value of the shares was in accordance with the terms and conditions set out in each of the Convertible Promissory Note agreements.

NOTE 9– RELATED PARTY TRANSACTIONS

Two directors of Entity, Inc are also directors of Boso.com. During the year the company invoiced Boso.com Ltd, $4,270 in relation to consulting services provided to Boso.com.

The 3 major stockholders of the company were compensated during the year for consulting services of $44,706.

NOTE 10– SUBSEQUENT EVENTS

Merger Agreement

On May 23, 2008 the company completed the execution of the terms as set out in the Merger Agreement dated March 25, 2008 (note 4).